SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 17, 1999 (June 14, 1999)
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                     ATLANTIC EXPRESS TRANSPORTATION CORP.
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               (Exact name of Registrant as specified in charter)

          New York                    0-24247                    13-3923467
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(State or other jurisdic-          (Commission                  (IRS Employer
 tion of incorporation)            File Number)              Identification No.)

7 North Street, Staten Island, New York                                 10302
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code:  (718) 442-7000
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Item 4.  Change in Registrant's Certifying Accountant

      On June 14, 1999, Atlantic Express Transportation Corp. ("Registrant") dismissed its former independent accountants BDO Seidman LLP ("BDO") and engaged Arthur Anderson LLP to audit the Registrant's consolidated financial statements. The decision to change independent accountants was recommended and approved by the Registrant's Board of Directors.

      BDO served as independent accountants of the Registrant's financial statements for the years ended June 30, 1998 and 1997. The report of BDO on the Registrant's consolidated financial statements for the years ended June 30, 1998 and 1997 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits for the years ended June 30, 1998 and 1997, and during the fiscal year 1999 prior to BDO's dismissal, the Registrant had no disagreements with BDO on matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of BDO would have caused them to make reference thereto in their report on the consolidated financial statements for such years.

      The Registrant has requested that BDO furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statement. A copy of such letter, dated June 17, 1999, is filed as Exhibit "16" to this Form 8-K.


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                                   Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ATLANTIC EXPRESS TRANSPORTATION CORP

June 18, 1999                               By:/s/ Nathan Schlenker
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                                                  Nathan Schlenker, CFO

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BDO              BDO Seidman, LLP                  380 Madison Avenue
---              Accountants and Consultants       New York, New York 10017-5101
                                                   Telephone: (212) 885-8000
                                                   Fax: (212) 697-1299

June 17, 1999

Securities and Exchange Commission
450 5th Street N.W.
Washington, D.C. 20549

Gentlemen:

We have been furnished with a copy of the response to Item 4 of Form 8-K for the event that occurred on June 14, 1999, to be filed by our former client, Atlantic Express Transportation Corp. We agree with the statements made in response to that item insofar as they relate to our Firm.

Very truly yours,

/s/ BDO Seidman, LLP
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    BDO Seidman, LLP